UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 10, 2013

Date of Report (Date of earliest event reported)

Annie’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1610 Fifth Street

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

(510) 558-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 10, 2013, Annie’s, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”), voted in favor of an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to declassify the Board (the “Declassification Amendment”). The Declassification Amendment became effective upon its filing with the Secretary of State of the State of Delaware during a brief recess of the Annual Meeting and provides for the annual election of all directors.

Additionally, at the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board, voted in favor of an amendment to the Company’s Certificate of Incorporation to eliminate various provisions related to Solera Capital, LLC and its affiliates (together, “Solera”) that had become inapplicable (the “Inapplicable Provisions Deletion Amendment”) because of Solera’s reduced ownership of the Company’s common stock. Specifically, the Inapplicable Provisions Deletion Amendment eliminated provisions that:

•	provided that for as long as Solera owned more than fifty percent (50%) of the total voting power of the Company, any director could be removed from office at any time for or without cause at a meeting of the stockholders called for that purpose by the affirmative vote of the holders of at least a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors;

•	permitted stockholders to act by written consent as long as Solera beneficially owned shares representing more than fifty percent (50%) of the total voting power of the Company;

•	provided that for as long as Solera owned more than fifty percent (50%) of the total voting power of the Company, the stockholders could adopt, amend or repeal the Company’s amended and restated bylaws and amend, alter, change or repeal certain enumerated provisions of the Certificate of Incorporation of the Company with a majority vote of the total voting power of the Company; and

•	permitted Solera to call special meetings of stockholders, as long as it beneficially owned shares representing 35% or more of the total voting power of the Company.

The Inapplicable Provisions Deletion Amendment became effective upon its filing with the Secretary of State of the State of Delaware on September 10, 2013.

In light of the potential confusion that could result from multiple amendments to the Company’s Certificate of Incorporation, the Board approved a Second Restated Certificate of Incorporation to be filed in the event each of the Declassification Amendment and the Inapplicable Provisions Deletion Amendment was approved by the Company’s stockholders. The Second Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 10, 2013 after the filing of the Declassification Amendment and the Inapplicable Provisions Deletion Amendment.

In connection with approving the Inapplicable Provisions Deletion Amendment and recommending it to the Company’s stockholders for approval at the Annual Meeting, the Board approved the Second Amended and Restated Bylaws of the Company, which incorporates conforming changes to Article I (Stockholders), Section 1.02 (Special Meetings) and Section 1.12 (Action by Written Consent); Article II (Board of Directors), Section 2.04 (Removal of Directors; Vacancies); and Article XI (Amendment). The Second Amended and Restated Bylaws became effective immediately following the Annual Meeting.

The foregoing summaries of the Declassification Amendment, Inapplicable Provisions Deletion Amendment, Second Restated Certificate of Incorporation, and Second Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the Declassification

Amendment, Inapplicable Provisions Deletion Amendment, Second Restated Certificate of Incorporation, and Second Amended and Restated Bylaws, which are filed as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Annie’s, Inc. (the “Company”) was held on September 10, 2013. Five items of business were acted upon by the Company’s stockholders at the Annual Meeting. The voting results were as follows:

1. The proposal to adopt an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to declassify the Company’s board of directors (the “Declassification Amendment”) was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
15,132,792	1,835	17,130	1,037,212	16,188,969

2. Each of the six declassified director nominees named in the Company’s proxy statement were elected to serve until the 2014 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes	Total
Molly F. Ashby	14,797,159	354,598	1,037,212	16,188,969
John M. Foraker	15,073,793	77,964	1,037,212	16,188,969
Julie D. Klapstein	14,847,631	304,126	1,037,212	16,188,969
Lawrence S. Peiros	15,059,543	92,214	1,037,212	16,188,969
Bettina M. Whyte	15,048,916	102,841	1,037,212	16,188,969
Billie Ida Williamson	15,091,021	60,736	1,037,212	16,188,969

3. The proposal to adopt an amendment to the Company’s Certificate of Incorporation to eliminate various provisions related to Solera Capital, LLC and its affiliates that had become inapplicable was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
15,125,556	8,835	17,366	1,037,212	16,188,969

4. The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending March 31, 2014 was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Total
16,053,532	114,611	20,826	16,188,969

5. The proposal to approve, on an advisory basis, the compensation of Annie’s named executive officers, as disclosed in the Company’s proxy statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
15,041,224	86,628	23,905	1,037,212	16,188,969

The proposal to elect two director nominees as Class II members of the Company’s board of directors was not submitted to a vote because the Declassification Amendment was approved by the Company’s stockholders and filed with the Secretary of State of the State of Delaware.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013 (effecting the declassification of the Board of Directors of Annie’s, Inc.)

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013 (effecting the elimination of various provisions relating to Solera Capital, LLC and its affiliates)

3.3	Second Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013

3.4	Second Amended and Restated Bylaws of Annie’s, Inc., effective September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: September 12, 2013	By:	/s/ Kelly J. Kennedy
Kelly J. Kennedy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013 (effecting the declassification of the Board of Directors of Annie’s, Inc.)

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013 (effecting the elimination of various provisions relating to Solera Capital, LLC and its affiliates)

3.3	Second Restated Certificate of Incorporation of Annie’s, Inc., dated September 10, 2013

3.4	Second Amended and Restated Bylaws of Annie’s, Inc., effective September 10, 2013